UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K-A
                                (Amendment No. 4)



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED: July 23, 1999



                           Commission File No. 0-25357



                               TRAVELNOW.COM INC.
                 (Name of Small Business Issuer in Its Charter)




             Florida                                     59-3391244
 (State or Other Jurisdiction of            (I.R.S. Employer Identification No.)
  Incorporation or Organization)



             318 Park Central East, Suite 306, Springfield, MO 65806
               (Address of Principal Executive Offices) (Zip Code)




                                 (417) 864-3600
                (Issuer's Telephone Number, Including Area Code)




                             SENTRY ACCOUNTING, INC.
        321 N. Kentucky Avenue, Suite 1, Lakeland, FL 33801, December 31 (Former name, former address and former fiscal year, if changed since last year.)

Items 1 through 6.

     On July 23, 1999, the shareholders of Sentry Accounting, Inc., a Florida corporation, and TravelNow.com Inc., a Missouri Corporation, agreed to merge. The merger was effective on the date of filing the Articles of Merger with the Florida Secretary of State which occurred on July 27, 1999. With regards to the foregoing transaction, the Company has reported on SEC Forms 8-K, 8-K-A1 and 8-K-A2 and 10-QSB as required by law. However, although not required by SEC rules, the Company believes that a report under SEC Form 10-KSB will provide beneficial information. The Company's filing on Securities Exchange Commission
(SEC) Form 10-KSB dated October 12, 1999 is incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information - Unaudited

     The following unaudited condensed pro forma financial information reflects the merger of TravelNow.com Inc. and Sentry Accounting, Inc. The TravelNow financial data has been derived from the Company's financial statements dated October 1, 1999 which are contained in the Form 10-KSB filing referenced above. The Sentry financial data has been derived from: (1) Sentry's Form 10-SB/A filed on May 4, 1999, (2) Sentry's Form 10-QSB filed on July 21, 1999, and (3) the TravelNow Form 10-QSB filed on August 16, 1999.

     The condensed pro forma statements below should be read in conjunction with the source documents from which the data has been derived and in conjunction with the Company's Form 10-KSB filed on October 12, 1999. These pro forma statements are not necessarily indicative of what the Company's financial results would have been had the operations of TravelNow and Sentry been combined for the periods presented.



                                      TRAVELNOW.COM INC.
                               PRO FORMA CONDENSED BALANCE SHEET
                                         JUNE 30, 1999
                                          (Unaudited)



                                                           Sentry           Pro       Pro Forma
                                           TravelNow   Accounting, Inc.    Forma      TravelNow
                                           (Missouri)     (Florida)      Adjustments  (Florida)
                                           ----------     ---------      -----------  ---------

Cash and Cash Equivalents                   $ 51,314       $      0       $      0     $ 51,314
Accounts Receivable                          173,494              0              0      173,494
                                            --------       --------       --------     --------
     Current Assets                          224,808              0              0      224,808

Property and Equipment - Net                  54,281              0              0       54,281
Deferred Taxes                                     0          2,834         (2,834)           0
                                            --------       --------       --------     --------
     Total Assets                           $279,089       $  2,834       ($ 2,834)    $279,089
                                            ========       ========       ========     ========

Accounts Payable                            $100,151       $      0       $      0     $100,151
Accrued Liabilities                           51,152              0              0       51,152
Notes Payable - Current Portion               61,838              0              0       61,838
                                            --------       --------       --------     --------
     Current Liabilities                     213,141              0              0      213,141

Notes Payable Less Current Portion                 0              0              0            0
Stockholders' Equity/(Deficit)                65,948          2,834         (2,834)      65,948
                                            --------       --------       --------     --------
     Total Liabilities and Equity           $279,089       $  2,834       ($ 2,834)    $279,089
                                            ========       ========       ========     ========

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

                                      TRAVELNOW.COM INC.
                         PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                               THREE MONTHS ENDED JUNE 30, 1999
                                          (Unaudited)



                                                          Sentry           Pro       Pro Forma
                                          TravelNow   Accounting, Inc.    Forma      TravelNow
                                          (Missouri)     (Florida)      Adjustments  (Florida)
                                          ----------     ---------      -----------  ---------

Total Revenues                             $ 381,449     $       0       $       0   $ 381,449
Cost of Revenues                             284,214             0               0     284,214
                                           ---------     ---------       ---------   ---------
     Gross Profit                             97,235             0               0      97,235
                                           ---------     ---------       ---------   ---------

Operating Expenses
     Sales and Marketing                      29,519             0               0      29,519
     General and Administrative              164,867           333               0     165,200
     Stock-Based Compensation                650,000             0               0     650,000
                                           ---------     ---------       ---------   ---------
          Total Operating Expenses           844,386           333               0     844,719
                                           ---------     ---------       ---------   ---------

Income/(Loss) Before Taxes                  (747,151)         (333)              0    (747,484)
Provision for Income Taxes                         0          (127)            127           0
                                           ---------     ---------       ---------   ---------
     Net Income/(Loss)                     ($747,151)    ($    206)      ($    127)  ($747,484)
                                           =========     =========       =========   =========

Net Income/(Loss) Per Share
     Basic                                 ($   0.29)                                ($   0.29)
     Diluted                               ($   0.29)                                ($   0.29)


                                        3


                                     TRAVELNOW.COM INC.
                        PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                                  YEAR ENDED MARCH 31, 1999
                                         (Unaudited)



                                                        Sentry           Pro       Pro Forma
                                        TravelNow   Accounting, Inc.    Forma      TravelNow
                                        (Missouri)     (Florida)      Adjustments  (Florida)
                                        ----------     ---------      -----------  ---------

Total Revenues                          $ 886,172      $  17,050       $       0   $ 903,222
Cost of Revenues                          532,050              0               0     532,050
                                        ---------      ---------       ---------   ---------
     Gross Profit                         354,122         17,050               0     371,172
                                        ---------      ---------       ---------   ---------

Operating Expenses
     Sales and Marketing                   86,258              0               0      86,258
     General and Administrative           240,380        101,845               0     342,225
     Stock-Based Compensation                   0              0               0           0
                                        ---------      ---------       ---------   ---------
          Total Operating Expenses        326,638        101,845               0     428,483
                                        ---------      ---------       ---------   ---------

Income/(Loss) Before Taxes                 27,484        (84,795)              0     (57,311)
Provision for Income Taxes                      0         (3,977)          3,977           0
                                        ---------      ---------       ---------   ---------
     Net Income/(Loss)                  $  27,484      ($ 80,818)      ($  3,977)  ($ 57,311)
                                        =========      =========       =========   =========

Net Income/(Loss) Per Share
     Basic                              $    0.01                                  ($   0.03)
     Diluted                            $    0.01                                  ($   0.03)



Item 8.

The Registrant has elected to use the accounting year of the accounting acquirer which is March 31 rather than the fiscal year of the legal acquirer which was December 31.


                                  Exhibit Index

  Exhibit No.  Document Name and Location
  -----------  --------------------------

     5.0       Other Events

     5.1 TravelNow.com Inc.'s Form 10-KSB covering the audited fiscal periods ending March 31, 1998 and 1999 and the unaudited quarters ending June 30, 1998 and 1999 filed on October 12, 1999 including all Exhibits attached to that SEC Form 10-KSB is incorporated herein by this reference and made a part of this SEC Form 8-K-A(3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 1999

                                            TRAVELNOW.COM INC.


                                            /s/ Jeffrey Alan Wasson
                                            -----------------------
                                            Jeffrey Alan Wasson
                                            Co-Chief Executive Officer, Director



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